EXHIBIT 99.2
EXECUTION COPY
TRADEMARK LICENSE AGREEMENT
This TRADEMARK LICENSE AGREEMENT (the “Agreement”) is made this 15th day of November, 2007, by and among BROOKE CORPORATION, a Kansas corporation (“Licensor”), and BROOKE CAPITAL CORPORATION, a Kansas corporation (“Licensee”).
RECITALS
A. Licensor is the owner of certain rights and goodwill associated therewith for the trademarks, service marks, and trade names identified on Schedule A (each, a “Mark” and collectively, the “Marks”) and the exclusive right to use and license the use thereof;
B. As of August 31, 2007, Licensor and Licensee are parties to that certain Agreement and Plan of Merger pursuant to which Brooke Franchise Corporation will be merged (the “Merger”) into and with Licensee (the “Merger Agreement”);
C. Pursuant to the Merger Agreement, Licensor has agreed to license to Licensee, under the terms and conditions of this Agreement, the Marks; and
D. The Merger was effected on and as of the date first above written.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and the respective covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:
1.	LICENSE
1.1.
Licensor hereby grants to Licensee a non-exclusive, worldwide, fully paid-up, royalty-free, non-transferable, sub-licensable (as specifically set forth in Section 1.2, below) right and license to use the Marks solely in connection with Licensee’s insurance business.

1.2.
Licensee may sub-license its right to use the Marks to any franchisees and subsidiaries of Licensee (each, a “Sub-Licensee”) provided that (a) such entity remains a franchisee or subsidiary of Licensee at the time of and during the limited term of any such sub-license; and (b) such entity agrees in writing, in a form to be approved by Licensor, to limitations, restrictions, and obligations no less protective of Licensor than as set forth in this Agreement. Except as set forth herein, Licensee may not sub-license without Licensor’s prior written consent. Nothing herein shall be interpreted to give any Sub-Licensee the right to further sub-license the Marks without prior written consent of Licensor.

1.3.
Notwithstanding anything herein, Licensee shall remain liable for the actions of any Sub-Licensee to whom Licensor sub-licenses its rights hereunder. For any Sub-Licensee, Licensee agrees to assist and cooperate with Licensor in Licensor’s enforcement and protection of the use of the Marks so as to conform to the quality standards set forth in Section 4, below.

2.	TERM
This Agreement and the license granted hereunder shall commence on the date hereof (the “Effective Date”) and shall continue until terminated in accordance with the provisions of this Agreement.
3.	TRADEMARKS
3.1.
Licensee hereby acknowledges Licensor’s right, title and interest in and to the Mark and Licensor’s exclusive right to use and license the use of the Marks and agrees not to claim any title to the Marks or any right to use the Marks except as permitted by this Agreement.

3.2.
Licensee shall at no time adopt or use, without Licensor’s prior written consent, any variation of the Marks, including translations, or any mark likely to be similar to or confusing with the Marks. In the event that Licensor consents to any variation of the Marks, Licensee hereby agrees that Licensor shall own such new mark and shall, at its cost and expense, file and obtain in Licensor’s name all United States and international trademark registrations. Licensor agrees to give Licensee reasonable assistance, including execution and delivery of all documents required by Licensee, in filing such applications for trademark registration.

3.3.
Licensee shall, during the term of this Agreement and after termination hereof, execute such documents as Licensor may request from time to time to ensure that all right, title and interest in and to the Marks reside with Licensor.

3.4.	The provisions of this Section 3 shall survive any termination of this Agreement.
4.	QUALITY STANDARDS
Licensee shall furnish to Licensor, upon Licensor’s reasonable request, copies of all material on which the Mark(s) appears (the “Materials”). Licensee shall maintain the use of the Marks so as to conform to (a) the written standards of quality as set by Licensor from time to time and provided to Licensee; and (b) the usage guidelines for the Mark(s) as set forth in Schedule A or as designated by Licensor from time to time and provided to Licensee.
5.	INFRINGEMENT
5.1.
Licensee shall notify Licensor promptly of any infringement or unauthorized use of the Mark(s) by others of which Licensee becomes aware. Licensor shall have the sole right, at its expense, to bring any action on account of any such infringement or unauthorized use, and Licensee shall cooperate with Licensor, as Licensor may request, in connection with any such action brought by Licensor. Licensor shall retain any and all damages, settlement and/or compensation paid in connection with any such action brought by Licensor. If Licensor does not undertake such action within ninety (90) calendar days after notice from Licensee of such alleged infringement, Licensee may prosecute the same, at its expense, provided that no settlement shall be made without the prior written approval of Licensor. In the event that any damages, settlement and/or compensation are paid in connection with any such action, Licensee shall first retain an amount in reimbursement of its expenses; any remaining amount shall be divided equally between Licensor and Licensee.

5.2.
Licensor shall have the sole right, at its expense, to defend and settle for other than money damages any action that may be commenced against Licensor or Licensee alleging that the Mark(s) infringes any rights of third parties. Licensee shall, at the direction of Licensor, promptly discontinue its use of the Mark(s) alleged to infringe rights of such third parties. If Licensor does not give notice to Licensee of its intent to defend or settle such action within ninety (90) calendar days after notice from Licensee of such alleged infringement, Licensee may defend the same, at its expense, provided that no settlement shall be made without the prior written approval of Licensor and Licensee shall advise Licensor periodically of the status of the action and promptly of any material developments. Licensor reserves the right to participate at any time in such proceedings.

5.3.
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, LICENSOR SHALL HAVE NO LIABILITY TO LICENSEE FOR OR IN RESPECT OF ANY CLAIM BY ANY THIRD PARTY THAT LICENSEE’S USE OF THE MARK(S) PURSUANT TO THIS AGREEMENT INFRINGES UPON OR OTHERWISE VIOLATES ANY PROPRIETARY OR OTHER RIGHTS OF SUCH THIRD PARTY OTHER THAN A CLAIM THAT LICENSEE’S USE OF THE MARK(S) PURSUANT TO THIS AGREEMENT VIOLATES THE CONTRACTUAL RIGHTS OF ANY OTHER LICENSEE OF LICENSOR.

6.	TERMINATION

Either party shall have the right to terminate this Agreement upon the following:
(a)
if either Licensor or Licensee defaults in the performance or observance of any of the terms or conditions of this Agreement and such default is not remedied within thirty (30) calendar days after written notice specifying the nature of the default is received by the defaulting party, then the nondefaulting party shall have the right to terminate this Agreement by written notice to the defaulting party; or

(b)
if any of the following events occur: (1) insolvency or the making by a party to this Agreement of an assignment for the benefit of creditors; (2) the filing by or against a party hereto of, or the entry of an order for relief against a party hereto in, any voluntary or good faith involuntary proceeding under any bankruptcy, insolvency, reorganization or receivership law, including, but not limited to, the Bankruptcy Code, or an admission seeking relief as therein allowed, which filing or order shall not have been vacated within sixty (60) calendar days from the entry thereof; (3) the appointment of a receiver for all or a substantial portion of such party’s property and such appointment shall not be discharged or vacated within sixty (60) calendar days of the date thereof; or (4) the assumption of custody, attachment or sequestration by a court of competent jurisdiction of all or a significant portion of such party’s property, then the other party to the Agreement shall have the right to terminate this Agreement by written notice to the party affected by such occurrence. No assignee for the benefit of creditors, receiver, liquidator, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of the assets or business of a party to this Agreement shall have any right to continue performance of this Agreement, and this Agreement may not be assigned by operation of law.

7.	EFFECTS OF AND PROCEDURE ON TERMINATION
Unless otherwise agreed to in writing between the parties, upon the termination of this Agreement all rights of Licensee granted hereunder shall terminate and automatically revert to Licensor and Licensee and Sub-Licensees, if any, shall immediately discontinue the use of the Marks and thereafter shall no longer use or have the right to use the Marks or any variation or simulation thereof, or any word or mark similar thereto. Licensee acknowledges that Licensee’s or any Sub-Licensees’ failure to cease the use of the Marks upon termination of this Agreement shall result in immediate and irreparable damage to Licensor and to the rights of any subsequent licensee. Licensee acknowledges and admits that there is not adequate remedy at law for such failure, and agrees that in the event of such failure, Licensor shall be entitled to equitable relief by way of temporary and permanent injunction and such other and further relief as any court with jurisdiction may deem just and proper.
8.	ENTIRE AGREEMENT
This Agreement, together with the Schedule hereto, sets forth the entire agreement between the parties with regard to the subject matter hereof, and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.
9.	GOVERNING LAW
This Agreement shall be construed and interpreted according to the internal laws of the State of Kansas, excluding any choice of law rules that may direct the application of the laws of another jurisdiction. The parties hereby stipulate that any action or other legal proceeding arising under or in connection with this Agreement may be commenced and prosecuted in its entirety in the federal or state courts having jurisdiction over Johnson County, Kansas, each party hereby submitting to the personal jurisdiction thereof, and the parties agree not to raise the objection that such courts are not a convenient forum. Process and pleadings mailed to a party at the address provided in Section 15 shall be deemed properly served and accepted for all purposes.
10.	WAIVER AND AMENDMENT
This Agreement may be amended, supplemented, modified and/or rescinded only through an express written instrument signed by all parties or their respective successors and permitted assigns. Any party may specifically and expressly waive in writing any portion of this Agreement or any breach hereof, but only to the extent such provision is for the benefit of the waiving party, and no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to any act for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

11.	ASSIGNMENT
Except as specifically set forth herein, neither this Agreement nor all or any portion of the rights licensed to Licensee herein shall be assigned by either party (voluntarily, involuntarily, by judicial process, operation of law or otherwise) without the prior written consent of the other party.
12.	SUCCESSORS
Each of the terms, provisions and obligations of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.
13.	NO THIRD PARTY BENEFICIARIES
Nothing in this Agreement will be construed as giving any person, other than the parties to this Agreement and their successors and permitted assigns, any right, remedy or claim under, or in respect of, this Agreement or any provision hereof.
14.	NO PERSONAL LIABILITY.
This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of (a) any direct or indirect stockholder of Licensor or Licensee, or (b) any officer, director, employee, agent or representative of Licensor or Licensee.
15.	NOTICES
All notices, requests, demands and other communications made under this Agreement shall be in writing, correctly addressed to the recipient as follows:

If to Licensee:	Brooke Capital Corporation 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210 Attention: Mr. Kyle L. Garst, CEO and President Facsimile: (913) 661-9716

with a copy to William M. Schutte, Esq. Polsinelli Shalton Flanigan Suelthaus PC 6201 College Boulevard, Suite 500 Overland Park, KS 66211-2435 Facsimile: (913) 451-6205

If to Licensor:	Brooke Corporation 8500 College Boulevard Overland Park, Kansas 66210 Attention: Mr. Keith E. Bouchey, CEO and President Facsimile: (913) 345-9586

with a copy to:

P. Mitchell Woolery, Esq. Kutak Rock LLP Suite 500 1010 Grand Boulevard Kansas City, MO 64106-2220 Facsimile: (816) 960-0041
Notices, requests, demands and other communications made under this Agreement shall be deemed to have been duly given (i) upon delivery, if served personally on the party to whom notice is to be given, (ii) on the date of receipt, refusal or non-delivery indicated on the receipt if mailed to the party to whom notice is to be given by registered or certified, postage prepaid or by overnight courier or (iii) upon confirmation of transmission, if sent by facsimile. Any party may give written notice of a change of address in accordance with the provisions of this Section 15 and after such notice of change has been received, any subsequent notice shall be given to such party in the manner described at such new address.
16.	SEVERABILITY
It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any term or provision of this Agreement, or the application thereof to any person or circumstance, is adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable in any jurisdiction: (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of the invalid, prohibited or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity, prohibition or unenforceability, nor shall such invalidity, prohibition or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

17.	COUNTERPARTS
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.
18.	NO PRESUMPTION
This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
19.	FACSIMILE SIGNATURES
This Agreement and any other document or agreement executed in connection herewith (other than any document for which an originally executed signature page is required by law) may be executed by delivery of a facsimile copy of an executed signature page with the same force and effect as the delivery of an originally executed signature page. In the event any party delivers a facsimile copy of a signature page to this Agreement or any other document or agreement executed in connection herewith, such party shall deliver an originally executed signature page within three business days of delivering such facsimile signature page or at any time thereafter upon request; provided, however, that the failure to deliver any such originally executed signature page shall not affect the validity of the signature page delivered by facsimile, which has and shall continue to have the same force and effect as the originally executed signature page.
[Next page is signature page]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first set forth above.

BROOKE CAPITAL CORPORATION

By:	/s/ Michael S. Hess

Name:	Michael S. Hess
Its:	Vice Chairman

BROOKE CORPORATION

By:	/s/ Keith E. Bouchey

Name:	Keith E. Bouchey
Its:	President and CEO
[Signature page to Trademark License Agreement]

SCHEDULE A
MARKS

Mark	Registration No.	Registration Date

	1,588,160	12/26/1989

	3,043,891	1/17/2006

TRADE NAMES
Brooke Franchise
Brooke Insurance
Brooke Insurance and Financial Services
Brooke Insurance and Financial Services, LLC
Brooke Auto Insurance
Brooke Business Insurance

USAGE GUIDELINES
(2004 version)
Brooke 13-line Logo:
•	Font type for “B” = Times Bold

•	Font type for BROOKE = Times Bold

•	Font type for Tag = Times Bold

•	Font size ratio for Tag line = 0.15 of total logo height

•	Local tag line ratio: 0.1 of total logo height

•	Background Color = WHITE

•	“B” starts 5th line from bottom

•	BROOKE Block ends 4 lines from bottom

•	Width is 3X’s height

•	“B” and “BROOKE” are exactly centered

•	13 total lines